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                                                                    Exhibit 99.1

March 24, 2003

Securities and Exchange Commission
Mail Stop 11-3
450 5/th/ Street NW
Washington, DC 20549

Dear Sirs/Madams:

We have read Item 4 of HLM Design, Inc.'s Form 8-K dated March 24, 2003, and have the following comments:

  1.  We agree with the statements made in the first and second paragraphs.

  2. We have no basis on which to agree or disagree with the statements made in the third paragraph.

Yours truly,